UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2008

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a) On August 18, 2008, Plum Creek Timberlands, L.P. (the “Partnership”), a wholly owned operating subsidiary of Plum Creek Timber Company, Inc. (the “Company”), and its private senior note lenders executed an amendment to certain terms of its senior note agreements governing the terms of approximately $1.05 billion of its privately placed senior notes (collectively, the “Note Agreements”). The amendment includes a change that allows the Partnership to include a greater amount of proceeds from higher value timberland dispositions in the calculation of its debt incurrence test, reflecting the increase in this portion of the Company’s business activities. The amendment also includes an exception to various restrictions in the Note Agreements on investments by the Partnership that allows the Partnership to contribute timberland assets to joint ventures with third parties, subject to certain specified conditions. The amendment also provides for the Partnership to pay a fee of 0.75% per annum of the outstanding principal amount of its privately placed senior notes to its private senior note lenders in the event that the Partnership’s published debt rating is below investment grade (as defined). The Partnership would no longer be obligated to pay this fee once its debt rating returned to investment grade.

For a complete description of the terms and conditions of the amendment to the Note Agreements, please refer to the First Omnibus Amendment dated as of August 18, 2008 between the Partnership and the lenders party thereto, which is incorporated herein by reference and filed with this Current Report on Form 8-K as Exhibit 4.1.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.
4.1	First Omnibus Amendment dated as of August 18, 2008 by and among Plum Creek Timberlands, L.P. and the lenders party thereto (filed herewith).

4.2	Senior Note Agreement, dated as of October 9, 2001, governing terms of $75,000,000 Series I due October 1, 2008, $295,000,000 Series J due October 1, 2011, $75,000,000 Series K due October 1, 2013. (incorporated by reference to Exhibit 4.1 to Form 8-K File No. 1-10239, filed October 9, 2001). First Amendment to Senior Note Agreement dated as of December 19, 2002, governing terms of $75,000,000 Series I due October 1, 2008, $295,000,000 Series J due October 1, 2011, $75,000,000 Series K due October 1, 2013 (incorporated by reference to Exhibit 4.1 to Form 10-K, File No. 1-10239, for the year ended December 31, 2002).

4.3	The registrant agrees that it will furnish the Commission a copy of any of its debt instruments not listed herein upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: August 22, 2008

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.
4.1	First Omnibus Amendment dated as of August 18, 2008 by and among Plum Creek Timberlands, L.P. and the lenders party thereto (filed herewith).

4.2	Senior Note Agreement, dated as of October 9, 2001, governing terms of $75,000,000 Series I due October 1, 2008, $295,000,000 Series J due October 1, 2011, $75,000,000 Series K due October 1, 2013. (incorporated by reference to Exhibit 4.1 to Form 8-K File No. 1-10239, filed October 9, 2001). First Amendment to Senior Note Agreement dated as of December 19, 2002, governing terms of $75,000,000 Series I due October 1, 2008, $295,000,000 Series J due October 1, 2011, $75,000,000 Series K due October 1, 2013 (incorporated by reference to Exhibit 4.1 to Form 10-K, File No. 1-10239, for the year ended December 31, 2002).

4.3	The registrant agrees that it will furnish the Commission a copy of any of its debt instruments not listed herein upon request.